UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

RF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Somerset, #05-06 Singapore 238164	238164
(Address of principal executive offices)	(Zip Code)

+65 6904 0766

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A common stock	RFACU	The Nasdaq Stock Market LLC

Share of Class A common stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC

Rights, each right receives one-tenth of one share of Class A common stock	RFACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On July 13, 2022, to fill the vacancy created by Mr. Benjamin Waisbren’s resignation, Ong Xeng Thou was elected to the Board of Directors (the “Board”) of RF Acquisition Corp. (the “Company”), effective immediately. The Board determined that Mr. Ong Xeng Thou qualifies as an “independent director” under the NASDAQ listing standards and the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

RF Acquisition Corp. has two standing committees: an audit committee and a compensation committee. Mr. Ong Xeng Thou has joined each committee as an independent director.

As a director of the Company, Mr. Ong Xeng Thou will be granted units in the Company equivalent to 25,000 Founder Shares, subject to certain terms and conditions included in a Letter Agreement to be entered into between the Company and Mr. Ong Xeng Thou. There are no other arrangements or understandings between Mr. Ong Xeng Thou and any other person pursuant to which he was selected as a director. Furthermore, there are no transactions between Mr. Ong Xeng Thou or any member of his immediate family and RF Acquisition Corp. or any of its subsidiaries that would be reportable as a related party transaction under the rules of the SEC.

Mr. Ong Xeng Thou has also entered into the Company’s standard form of Indemnity Agreement, which is filed hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Indemnity Agreement, dated as of July 13, 2022, by and between RF Acquisition Corp. and Ong Xeng Thou.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Acquisition Corp.

	By:	/s/ Tse Meng Ng
Name: Tse Meng Ng
Title: Chief Executive Officer

Dated: July 19, 2022

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